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                                                                      Exhibit 32

         CERTIFICATE OF THE CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of Transition Auto Finance IV (the "Company") on form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Kenneth
C. Lowe, the Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       The Report fully complies with the requirements of Section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         2. The information contained in this Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: March 25, 2004                 /s/ Kenneth C. Lowe
                                     -------------------------------------------
                                     Kenneth C. Lowe,
                                     Chief Executive and Chief Financial Officer

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